    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 29, 1999

                                                 REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           -------------------------
                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           -------------------------
                    ALLIED RISER COMMUNICATIONS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                           4813                          75-2789492
(State or Other Jurisdiction of    (Primary Standard Industrial           (I.R.S. Employer
 Incorporation or Organization)    Classification Code Number)         Identification Number)

                              1700 PACIFIC AVENUE
                              DALLAS, TEXAS 75201
                                 (214) 210-3000
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                           -------------------------
                               MICHAEL R. CARPER
                             SENIOR VICE PRESIDENT
                              AND GENERAL COUNSEL
                              1700 PACIFIC AVENUE
                                   SUITE 400
                              DALLAS, TEXAS 75201
                                 (214) 210-3000
(Name, Address Including Zip Code, and Telephone Number, Including Area Code, of
                               Agent for Service)

                                   COPIES TO:

                PHYLLIS G. KORFF                               JAMES S. SCOTT, SR.
    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP                   SHEARMAN & STERLING
                919 THIRD AVENUE                               599 LEXINGTON AVENUE
            NEW YORK, NEW YORK 10022                         NEW YORK, NEW YORK 10022
                 (212) 735-3000                                   (212) 848-4000

                           -------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. 333-85597

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
        TITLE OF EACH CLASS OF                              PROPOSED MAXIMUM       PROPOSED MAXIMUM       AMOUNT OF
           SECURITIES TO BE               AMOUNT TO BE     AGGREGATE OFFERING     AGGREGATE OFFERING     REGISTRATION
              REGISTERED                 REGISTERED(1)      PRICE PER SHARE            PRICE(1)              FEE
-----------------------------------------------------------------------------------------------------------------------
Common stock, $.0001 par value......... 1,150,000 shares         $18.00               20,700,000           5,754.60
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

(1) Includes 150,000 shares of Common Stock issuable upon exercise of the Underwriters' over-allotment option.
                           ------------------------------
         THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933.
     ---------------------------------------------------------------------------
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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The contents of the Registration Statement on Form S-1 filed by Allied Riser Communications Corporation (the "Company"), with the Securities and Exchange Commission (the "Commission") (File No. 333-85597) pursuant to the Securities Act of 1933, as amended, are incorporated by reference into this Registration Statement.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

EXHIBITS

     All exhibits filed with or incorporated by reference in Registration Statement No. 333-85597 are incorporated by reference into, and shall be deemed a part of, this Registration Statement, except the following which are filed herewith or specifically incorporated by reference herein from Registration Statement No. 333-85597. For exhibits incorporated by reference, the location of the exhibit in the previous filing is indicated in parentheses.

         NUMBER                                  DESCRIPTION
         ------                                  -----------
           5.1           -- Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
                            regarding legality of the shares of Common Stock being
                            registered.
          23.1           -- Consent of Arthur Andersen LLP.
          23.2           -- Consent of Skadden, Arps, Slate, Meagher & Flom LLP
                            (included in its opinion filed as Exhibit 5.1 hereto).
          24.1           -- Power of Attorney. (Exhibit 24.1)(1)

---------------

(1) Included on signature pages to Registration Statement on Form S-1 (File No. 333-85597) filed with the Commission on August 19, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on October 29, 1999.

                                            ALLIED RISER COMMUNICATIONS
                                            CORPORATION

                                            /s/ DAVID H. CRAWFORD
                                            ------------------------------------
                                            By: David H. Crawford
                                            Title: Chief executive officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated below.

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----


                /s/ DAVID H. CRAWFORD                  Chief executive officer and   October 29, 1999
-----------------------------------------------------    director (principal
                  David H. Crawford                      executive officer)

                          *                            Senior vice president and     October 29, 1999
-----------------------------------------------------    chief financial officer
                   Todd C. Doshier                       (principal financial and
                                                         accounting officer)

                          *                            Chief operating officer,      October 29, 1999
-----------------------------------------------------    president and director
                    John M. Todd

                          *                            Chief technology officer and  October 29, 1999
-----------------------------------------------------    director
                    John H. Davis

                        /s/ *                          Director and chairman of the  October 29, 1999
-----------------------------------------------------    board
                 Stephen W. Schovee

                          *                            Director                      October 29, 1999
-----------------------------------------------------
                   Rod F. Dammeyer

                          *                            Director                      October 29, 1999
-----------------------------------------------------
                  William J. Elsner

                          *                            Director                      October 29, 1999
-----------------------------------------------------
                   R. David Spreng

                          *                            Director                      October 29, 1999
-----------------------------------------------------
                   Jeffrey Weitzen

                          *                            Director                      October 29, 1999
-----------------------------------------------------
                  Blair P. Whitaker

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----

                          *                            Director                      October 29, 1999
-----------------------------------------------------
                 Mary A. Wilderotter

                          *                            Director                      October 29, 1999
-----------------------------------------------------
                  William T. White

             *By: /s/ DAVID H. CRAWFORD
  ------------------------------------------------
       David H. Crawford, As Attorney-In-Fact

                                 EXHIBIT INDEX

         NUMBER                                  DESCRIPTION
         ------                                  -----------
           5.1           -- Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
                            regarding legality of the shares of Common Stock being
                            registered.
          23.1           -- Consent of Arthur Andersen LLP.
          23.2           -- Consent of Skadden, Arps, Slate, Meagher & Flom LLP
                            (included in its opinion filed as Exhibit 5.1 hereto).
          24.1           -- Power of Attorney. (Exhibit 24.1)(1)

---------------

(1) Included on signature pages to Registration Statement on Form S-1 (File No. 333-85597) filed with the Commission on August 19, 1999.